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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 22, 2005

                             SIMMONS BEDDING COMPANY
                       (FORMERLY KNOWN AS SIMMONS COMPANY)
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       333-113861                                         13-3875743
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(Commission File Number)                    (I.R.S. Employer Identification No.)

  ONE CONCOURSE PARKWAY, SUITE 800,
        ATLANTA, GEORGIA                                             30328-6188
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (770) 512-7700
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On March 22, 2005, the Company issued a press release reporting its results of operations for the fourth quarter and full year of 2004. The press release is furnished as Exhibit 99.1.

          The following unaudited supplemental schedule sets forth the classification of amounts regarding plant opening/closing charges and transaction expenses.


                                                          YEAR ENDED
                                               --------------------------------
                                                SUCCESSOR          COMBINED(1)
                                               DECEMBER 25,        DECEMBER 27,
                                                   2004                2003
                                               ------------        ------------
Transaction expenses:
  Cost of products sold                        $      6,802        $      1,727
  Selling, general & administrative                   1,098              22,399
                                               ------------        ------------
                                               $      7,900        $     24,126
                                               ============        ============

Plant opening/closing charges:
  Cost of products sold                        $      4,980        $        384
  Selling, general & administrative                   8,569               2,959
                                               ------------        ------------
                                               $     13,549        $      3,343
                                               ============        ============

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(1) In order to facilitate comparison of 2004 results against 2003 results, the operating results for the Company (the Successor Company) and Simmons Holdings, Inc. (the Predecessor Company) are combined for 2003. Such combination is not in compliance with accounting principles generally accepted in the United States of America, since the purchase accounting adjustments make the successor period not comparable to the predecessor period.


ITEM 7.01.  REGULATION FD DISCLOSURE.

          See Item 2.02.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 99.1 Press release dated as of March 22, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SIMMONS BEDDING COMPANY

By:     /s/ William S. Creekmuir
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        William S. Creekmuir
        Executive Vice President and Chief Financial Officer

Date:    March 24, 2005

                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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99.1                       Press release dated as of March 22, 2005.




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